AMENDMENT NUMBER 12 TO
                       RESEARCH AGREEMENT 9-1110-JET-103

This AMENDMENT, designated as AMENDMENT Number 12, effective as of 17 September 1997, is entered by and between POWER SPECTRA, INC., having a place of business in Sunnyvale, California (hereinafter referred to as "PSI") and THE BOEING COMPANY, (including its subsidiaries and affiliates) acting through its Defense & Space Group, having a place of business at Seattle, Washington (hereinafter referred to as "BOEING").

WHEREAS, the parties have previously entered into that certain Research Agreement 9-1110-JET-103 dated September 21, 1989, and Amendments 1-11 thereto; and

WHEREAS, since 1990, PSI has used on its premises certain capital and other equipment owned by Boeing, all such equipment being now identified in Attachment A hereto; and

WHEREAS, PSI is currently leasing commercial facilities and office space from ARGOSystems, Inc., a wholly owned subsidiary of Boeing, pursuant to the ARGOSystems/PSI Lease Agreement dated 22 November 1991, as amended;

WHEREAS, BOEING wishes to transfer to PSI, the capital and other equipment identified in Exhibit A, for no consideration except as described herein, and PSI wishes to accept such capital and other equipment under the terms described herein;

NOW, THEREFORE, the parties hereto agree as follows:

1. Notwithstanding any other provision of Research Agreement 9-1110-JET-103, as amended, effective on the date of this Amendment, BOEING transfers full title, conveys, and gives to PSI, for the consideration described herein, the capital and the other equipment described in Attachment A.

2. PSI is accepting this equipment for use and not for scrap or disposal. Nonetheless, PSI assumes all responsibility to dispose of any capital and other equipment of Attachment A which it may not wish to retain, such disposal to be fully compliant with all federal, state, local, and community laws, regulations, and requirements, at no cost or expense to BOEING or ARGOSystems. Upon termination of the ARGOSystems/PSI lease agreement dated 22 November 1991, PSI, as owner of the capital and other equipment in Attachment A, shall remove it all completely from the leased premises, restoring such premises to its original condition (with allowance for reasonable wear and tear), at no cost or expense to BOEING or to ARGOSystems.

3. DISCLAIMER. PSI accepts this equipment "AS IS" and without any warranty. PSI HEREBY WAIVES ALL OTHER WARRANTIES, GUARANTEES, OBLIGATIONS, LIABILITIES, RIGHTS AND REMEDIES, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTY OF MERCHANTABILITY, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE, ANY
IMPLIED WARRANTY OF FITNESS, AND ANY OBLIGATION OR LIABILITY OF BOEING, ITS SUBSIDIARIES, AFFILIATES (AND RESPECTIVE DIRECTORS, OFFICERS AND EMPLOYEES) ARISING FROM TORT, OR FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES.

Page 2, Amendment 12 to Research Agreement 9-1110-JET-103

4. SPECIAL TERMS REGARDING HAZARDOUS SUBSTANCES AND/OR RADIOACTIVE MATERIALS. The capital and other equipment may contain hazardous substances and/or radioactive materials which, upon the end of the equipment's useful life, may require special handling for final disposition.

Release. PSI has satisfied itself regarding the condition of the capital and other equipment covered by this Agreement. Upon taking title of this equipment, PSI hereby agrees to assume complete responsibility for handling, management, transport, and use of the capital and other equipment, and if undertaken by Power Spectra, the removal and disposal of any hazardous substances and/or radioactive materials therein or thereon, in accordance with existing federal, state and local laws and regulations. Power Spectra further assumes all responsibility to provide appropriate personal protective measures for itself, its employees, agents and assigns, as well as any third parties potentially exposed to any hazardous substances and/or radioactive materials from the capital and other equipment. PSI releases The Boeing Company, its subsidiaries, affiliates and their respective directors, officers, employees, agents from any and all liability arising from or related to the hazardous substances and/or radioactive materials now contained in or on the capital and other equipment obtained hereunder.

Indemnity. PSI shall defend, indemnify and hold harmless The Boeing Company, its subsidiaries, affiliates and their respective directors, officers, employees, agents (hereinafter referred to as "Indemnitees") from and against all actions, causes of action, liabilities, claims, liens, suits, judgments, awards, fines, penalties, and damages, of any kind and nature whatsoever brought or claimed by Boeing or any other party and expenses and costs of litigation and counsel fees related thereto, or incident to establishing the right to indemnification, arising out of or in any way connected with any cleanup, containment, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision, or performed by any non-governmental entity or person, including The Boeing Company, because of the presence or suspected presence, release or threatened or suspected release of hazardous substances and/or radioactive materials in or into the environment at on about under or within any property or any disposal site used by PSI, relating to the capital equipment and any claims of third parties for loss, injury, or damage to persons or property arising from or related to any residual hazardous substances and/or radioactive materials now contained in or on the capital or other equipment obtained hereunder.

5. All other provisions of the Research Agreement of September 21, 1989, as amended, shall remain unchanged.

IN WITNESS WHEREOF, the authorized representatives of the parties hereto have executed this Amendment No. 12 in duplicate originals.

The Boeing Company                                Power Spectra, Inc.
Defense & Space Group


By: /s/ J.C. Hart                                 By: /s/ Edward Lamb
   ------------------                                ------------------
    J.C. Hart                                         Edward Lamb

Title: Contracts Manager                          Title: Contracts Manager
       Research & Technology

Date: 9-12-97                                     Date: 9-17-97
     ----------------                                  ----------------

EPS128     NOV. 02, 1995            REPORT: RECON95

                                       BUILDING INVENTORY DETAIL REPORT FOR PERSONAL PROPERTY                                   PAGE

  95710                      oooo NOTE: UPDATE & RETURN TO CAPITAL ASSET ACCOUNTING AT M/S: 80-HF oooo

ORGN    INV.    PROPERTY   PNDESC                                 MANFTR     MODEL       LOCATION            COST    BOOK    CHANGES
        DATE       #                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
95710   9008    30267539   DRAFT MASTER PLOTTER   POWER SPECTRA   HP         HPE1595A    52509XX01916    6,065.00       .00
        9008    30267540   TIME INERVAL COUNTER   POWER SPECTRA   STANFORD   SR620/I     52509XX01916    4,802.87    322.63
        9008    30267542   VIDEO COPIER           POWER SPECTRA   TEKTRONIX  HCOI        52509XX01916    1,235.63     83.07
        9008    30267543   SAMPLING HEAD          POWER SPECTRA   TEKTRONIX  SD24        52509XX01916    4,853.93    326.05
        9008    30267544   SAMPLING HEAD          POWER SPECTRA   TEKTRONIX  SD24        52509XX01916    4,853.94    326.05
        9008    30267545   DIGITIZING CAMERA SY   POWER SPECTRA   TEKTRONIX  DCSO1       52509XX01916    6,400.35    429.96
        9008    30267607   EVEREX 386/25 PC       POWER SPECTRA   EVEREX     386/25      52509XX01916    6,774.00       .00
        9008    30267608   EVEREX 386/25 PC       POWER SPECTRA   EVEREX     386/25      52509XX01916    6,772.00       .00
        9008    30267609   EVEREX 386/25 PC       POWER SPECTRA   EVEREX     386/25      52509XX01916    7,138.00       .00
        9008    30267610   OPTICAL TABLE          POWER SPECTRA   NEWPORT    NONE        52509XX01916    3,891.31    261.42
        9008    30267611   OPTICAL TABLE          POWER SPECTRA   NEWPORT    NONE        52509XX01916    5,991.31    402.42
        9008    30267612   EVEREX 286 PC          POWER SPECTRA   EVEREX     EV2700B     52509XX01916    2,245.00       .00
        9008    30267613   EVEREX 286 PC          POWER SPECTRA   EVEREX     EV2700B     52509XX01916    2,760.90       .00
        9008    30267614   EVEREX 286 PC          POWER SPECTRA   EVEREX     EV2700B     52509XX01916    2,760.90       .00
        9008    30267615   EVEREX 386 PC          POWER SPECTRA   EVEREX     EV2700A     52509XX01916    4,051.80       .00
        9008    30267616   EVEREX 389/33 PC       POWER SPECTRA   EVEREX     EV2700D     52509XX01916    8,657.00       .00
        9008    30267703   IO CLEAN SYSTEM        POWER SPECTRA   JA CURRIER NONE        52509XX01916    2,105.44       .00
        9008    30267704   IO CLEAN SYSTEM        POWER SPECTRA   JA CURRIER NONE        52509XX01916    2,105.44       .00
        9008    30267705   IO CLEAN SYSTEM        POWER SPECTRA   JA CURRIER NONE        52509XX01916    2,105.44       .00
        9008    30267706   IO CLEAN SYSTEM        POWER SPECTRA   JA CURRIER NONE        52509XX01916    2,105.44       .00
        9008    30267707   INFRARED ELECTVIEWER   POWER SPECTRA   E-PHYSICS  7215        52509XX01916    1,049.50     70.49
        9008    30267708   INFRARED ELECTVIEWER   POWER SPECTRA   E-PHYSICS  7215        52509XX01916    1,049.50     70.49
        9008    30267730   PHOTODETECTOR          POWER SPECTRA   OPTO ELECT P050-G      52509XX01916    5,408.50    363.23
        9207    30267541   TRANSIENT DIGITIZER    POWER SPECTRA   TEKTRONIX  7256        52509XX01916  113,055.00  7,593.57
        9207    30269216   CLEAN ROOM STRUCTURE                   KSC CONSTR             52509XX01916   29,376.88  4,148.05

eps128     NOV. 02, 1995            REPORT: RECON95

                                       BUILDING INVENTORY DETAIL REPORT FOR PERSONAL PROPERTY                                   PAGE

  95710                      oooo NOTE: UPDATE & RETURN TO CAPITAL ASSET ACCOUNTING AT M/S: 80-HF oooo

ORGN    INV.    PROPERTY   PNDESC                                 MANFTR     MODEL       LOCATION            COST    BOOK    CHANGES
        DATE       #                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
95710   9208    30267731   POWER SUPPLY HIGH VOLTAGE              KAISER     S1-20-50N   52509XX01916   5,142.96     345.47
        9208    30267732   HIPOT TEST SET                         HIPOTRONIC HD100       52509XX01916   2,550.00     171.34
        9208    30267763   BONDER, DIE                            HYBOND                 52509XX01916   6,190.00     415.85
        9208    30267777   MEASURER, THICKNESS                    VLSI                   52509XX01916   2,207.00     148.27
        9208    30267778   ROOM, SCREEN                           LINDGREN   14W         52509XX01916  12,686.80     852.15
        9208    30267779   JOULEMETER DISPLAY                     MOLECTRON  JD1000      52509XX01916   3,184.25     213.93
        9208    30267801   PHOTOMICROSCOPE                        ZEISS      NA          52509XX01916  44,660.00   3,000.15
        9208    30267802   CONTROL PANEL, CAMERA                  ZEISS      NA          52509XX01916   6,202.00     416.65
        9208    30267803   CAMERA, VIDEO                          SONY       NA          52509XX01916   2,000.00     134.40
        9208    30267804   MONITOR, COLOR                         SONY       NA          52509XX01916   1,115.00      74.97
        9208    30267973   DIGITIZER, SAMPLING                    HYPRESS    PSP750      52509XX01916  59,295.00   3,982.67
        9208    30267974   GENERATOR, STEP                        PICOSECOND 45000       52509XX01916   9,235.92     620.39
        9208    30268556   OSCILLOSCOPE                           TEKTRONIX  11801       52509XX01916  22,805.92   1,531.84
        9208    30269117   MODULE, SINGLE CHANNEL                 HYPRES                 52509XX01916  14,990.00   1,006.85
        9208    30269118   CONNECTOR, RF                          HYPRES                 52509XX01916   3,190.00     214.35
        9208    30269119   TIMEBASE VERIFICATION                  HYPRES                 52509XX01916   2,980.00     200.20
        9208    30269212   COUNTER, PARTICLE                      ATCOR      NET2300     52509XX01916   4,646.99     656.16
        9208    30269213   POWER SUPPLY, UVC                      UNIV.VOLT. BRC-20-50R  52509XX01916   5,905.93     833.99
        9208    30269214   POWER SUPPLY, UVC                      UNIV.VOLT. BRC-20-50R  52509XX01916   5,848.02     825.83
        9208    30269215   STEPPROFILER, ALPHA                    TENCOR INS 002399      52509XX01916  20,078.41   1,348.61
        9208    30269217   PROGR PULSE GENERATOR                  TEKTRONIX  PFG5505     52509XX01916   3,600.26     508.38
        9208    30269218   ANALYZER, OPTICAL SPECTRUM             ANRITSU    MS90016     52509XX01916  34,389.85   2,309.93
        9208    30269219   MINI RACK ENCLOSURE                    HYPRES     750-R01     52509XX01916   1,360.00     117.49
        9208    30269316   CALIBRATOR, WAVELENGTH                 ANRITSU    MG9601A     52509XX01916  14,178.16   2,001.89
        9208    30269317   INPUT MODULE                           HYPRES     TDR2-2      52509XX01916  13,640.00        .00

EPS128     NOV. 02, 1995            REPORT: RECON95

                                       BUILDING INVENTORY DETAIL REPORT FOR PERSONAL PROPERTY                                   PAGE

  95710                      oooo NOTE: UPDATE & RETURN TO CAPITAL ASSET ACCOUNTING AT M/S: 80-HF oooo

ORGN    INV.    PROPERTY   PNDESC                                 MANFTR     MODEL       LOCATION            COST    BOOK    CHANGES
        DATE       #                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
95710   9208    30269318   DESSICATOR                             TERRA UNIV 1111-38     52509XX01916    2,667.91    379.55
        9208    30269319   DESSICATOR                             TERRA UNIV 1111-39     52509XX01916    3,313.91    467.94
        9208    30269320   DESSICATOR                             TERRA UNIV 1111-40     52509XX01916    1,125.38    158.96
        9208    30269335   LASER SYSTEM                           LIGHT AGE  LA1101PAL   52509XX01916   85,767.00  9,266.32
        9208    30269336   DRIVER Q SWITCH                        LIGHT AGE  LA1101PAL   52509XX01916    6,273.16    685.79
        9208    30269338   CONVERTER, RAMAN                       LIGHT AGE  LA1101PAL   52509XX01916    4,856.64    685.85
        9208    30269339   MODULE, LAMINAR FLOW                   CURRIER    4X30        52509XX01916    2,393.00    337.92
        9208    30269395   ATTENUATOR SET                         HP         NARDA       52509XX01916    3,257.00    218.83
        9208    30270297   OSCILLOSCOPE                           TEKTRONIX  11801       52509XX01916   23,500.00  3,318.20
        9208    30270298   SAMPLING HEAD                          TEKTRONIX  5D24        52509XX01916    5,040.00    711.70
        9208    30270299   SAMPLING HEAD                          TEKTRONIX  5D24        52509XX01916    5,040.00    711.70
        9208    30270300   GENERATOR, PULSE                       SYSTRON    101         52509XX01916    1,497.96    211.54
        9208    30270301   GENERATOR, PULSE                       SYSTRON    101         52509XX01916    1,497.96    211.54
        9208    30270302   DISK DRIVE                             HP         9121C       52509XX01916    2,674.00    377.61
        9208    30270303   SLICER PULSE                           LIGHT AGE  101 PAL     52509XX01916   10,060.25  1,420.59
        9208    32001044   SAW, DICING                            DICING TEC N/A         52509XX01916   39,438.41  9,584.91
        9208    32001045   GUAGE STRESS                           IONIC SYS  N/A         52509XX01916   21,607.11  5,251.29
        9208    32001046   COMPUTER                               EVEREX     286/16      52509XX01916    2,632.70    639.87
        9208    32001620   COUNTER LIQUID PARTICLE                CLIMET     CI2202      52509XX01916   19,649.97  4,775.67
        9208    32001641   SPINNER MANUEL                         SOLITEC    SAS 5110    52509XX01916   25,133.68  6,108.41
        9208    32001642   CHAMBER MASTER PLANAR                  PLASMATECH N/A         52509XX01916   79,933.09 19,426.46
        9208    32001643   SYSTEM PLATING                         DYNATRONIX DUP103W/T   52509XX01916    2,734.93    664.76
        9208    32001647   SYSTEM IOCLEAN                         SIMCO      4102098     52509XX01916    2,228.36    517.27
        9208    32001654   ALIGNER, MASK                          KARL SUSS  1001R002    52509XX01916  125,688.64 30,546.60

EPS128     NOV. 02, 1995            REPORT: RECON95

                                       BUILDING INVENTORY DETAIL REPORT FOR PERSONAL PROPERTY                                   PAGE

  95710                      oooo NOTE: UPDATE & RETURN TO CAPITAL ASSET ACCOUNTING AT M/S: 80-HF oooo

ORGN    INV.    PROPERTY   PNDESC                                 MANFTR     MODEL       LOCATION            COST    BOOK    CHANGES
        DATE       #                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
95710   9208    32005563   MONITOR                                SONY       TRINITRON   52509XX01916    1,550.00    577.69
        9208    32005564   COMPUTER                               CAD        486/33      52509XX01916    3,638.47    586.14
        9208    32005565   AMPLIFIER DUAL CHANNEL                 TEKTRONIX  11A72       52509XX01916    4,671.20  1,740.80
        9208    32005566   ANALYZER SIGNAL                        TEKTRONIX  DSA602A     52509XX01916   32,500.29 12,111.85
        9208    32005567   AMPLIFIER FOUR TRACE                   TEKTRONIX  11A34       52509XX01916    5,709.86  2,127.93
        9208    32005568   PROBE DIFF PAIR                        TEKTRONIX  11A33       52509XX01916    6,034.75  2,248.97
        9208    32005569   CONTROLLER TEMPERATURE                 ILX LTWAVE LDT59108    52509XX01916    2,805.00  1,045.40
        9208    32005570   ANALYZER SPECTRAL                      3M         1100-0508   52509XX01916    2,695.00  1,004.40
        9208    32005571   DIGITIZER                              TEKTRONIX  SCD5000     52509XX01916   52,134.88 19,428.93
        9208    32005576   ANALYZER SIGNAL                        TEKTRONIX  CSA 803     52509XX01916   25,919.88  6,299.48
        9208    32005577   HEAD SAMPLING                          TEKTRONIX  SD24        52509XX01916    5,448.71  1,324.29
        9208    32005619   ASSEMBLY CHASIS                        NEWPORT    FNC400      52509XX01916    6,153.89  1,981.73
        9208    32005620   ACTUATOR                               NEWPORT                52509XX01916    2,739.93    665.90
        9208    32005629   ANALYZER SIGNAL                        TEKTRONIX              52509XX01916   25,194.88  6,123.25
        9211    32007356   STAND LIGHTWELDER                      DYMAX      5000EC      52509XX01916    2,767.55  1,031.33
        9211    32007357   TRACER CURVE                           TEKTRONIX  571         52509XX01916    3,094.30  1,153.15
        9211    32007360   PUMP VACUUM & FILTER                   EDWARDS    E2M80       52509XX01916   27,388.00 10,206.60
        9302    32008031   MONITOR DC SOURCE                      HP         4142B       52509XX01916   54,785.60 20,416.80
        9302    32008094   POWER SUPPLY                           HP         6209B       52509XX01916    1,270.00    308.74
        9302    32008095   POWER SUPPLY                           HP         6209B       52509XX01916    1,270.00    308.74
        9302    32008096   BREADBOARD                             NEWPORT    XSN-34      52509XX01916    1,279.00    180.56
        9302    32008097   BREADBOARD                             NEWPORT    XSN-34      52509XX01916    1,279.00    180.56
        9302    32008098   VIEWER & ADAPTER TR                    ELECTROPHY 7215        52509XX01916    1,034.00     69.45
        9302    32008099   VIEWER & ADAPTER TR                    ELECTROPHY 7215        52509XX01916    1,034.00     69.45
        9304    32001766   SYSTEM FILM DEV                        MICROSCIEN 202         52509XX01916  245,139.29 61,764.36

EPS128     NOV. 02, 1995            REPORT: RECON95

                                       BUILDING INVENTORY DETAIL REPORT FOR PERSONAL PROPERTY                                   PAGE

  95710                      oooo NOTE: UPDATE & RETURN TO CAPITAL ASSET ACCOUNTING AT M/S: 80-HF oooo

ORGN    INV.    PROPERTY   PNDESC                               MANFTR     MODEL       LOCATION            COST      BOOK    CHANGES
        DATE       #                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
95710   9207    32001397   SCOPE DIGITAL                        TEKTRONIX  2440            52509XX01916   10,794.43   4,022.82
        9207    32005799   ROTARY STAGE W/ SOLID INSERT         NEWPORT    495 SERIES      52509XX01916    4,039.77   1,505.49
        9207    32005800   SAW WIRE                             LASER TECH 2008-001        52509XX01916   10,605.00   3,952.50
        9207    32006051   OSCILLOSCOPE SAMPLING                TEKTRONIX  11801           52509XX01916   27,000.00  10,082.00
        9207    32006052   POWER SUPPLY                         GLASSMAN   PG40 A25        52509XX01916    6,127.50   2,203.54
        9207    32006053   POWER SUPPLY                         GLASSMAN   PG40 A25        52509XX01916    6,127.50   2,203.54
        9207    32006054   POWER SUPPLY                         GLASSMAN   PG40 A25        52509XX01916    6,127.50   2,203.54
        9207    32006056   COMPUTER                             EVEREX     EXC-2801C-00    52509XX01916    7,557.00   1,217.40
        9207    32006057   PHOTO TUBE                           HAMAMAISU  R1328U-01       52509XX01916    3,675.00     893.20
        9207    32006058   POL & ADAPTER OPTICAL FIBER          BUEHLER    69-3000 FIBRMET 52509XX01916    3,818.50   1,347.75
        9207    32006059   BONDER HOT GAS DIE                   MEI        709             52509XX01916   13,896.40   5,178.80
        9207    32006060   CONTROLLER TEMPERATURE               ILA LTWAVE LOT 59108       52509XX01916    2,813.00   1,048.40
        9208    10249337   ANNEALER, THERMAL                    AET ADBAX  RM4V            52509XX01916   94,982.00   6,379.85
        9208    30267498   SYSTEM, CAD                          EVEREX     EV2800C386125   52509XX01916    9,596.00        .00
        9208    30287499   MONITOR, 19 INCH                     MITSUBISHI HL6905          52509XX01916    1,620.00        .00
        9208    30267500   PC                                   EVEREX     EV2700A-IS      52509XX01916    3,490.30        .00
        9208    30267501   PC                                   EVEREX     EV2700A-IS      52509XX01916    3,940.20        .00
        9208    30267502   PC                                   EVEREX     EV2700A-IS      52509XX01916    3,940.20        .00
        9208    30267533   COUNTER, FREQUENCY                   HP         HE5384A         52509XX01916    1,500.00     100.80
        9208    30267534   COUNTER, FREQUENCY                   HP         HE5384A         52509XX01916    1,500.00     100.80
        9208    30267535   ANALYZER, LOGIC                      TEKTRONIX  1230            52509XX01916    4,116.17     276.52
        9208    30267530   ISOLATOR, GROUND                     TEKTRONIX  A6932B          52509XX01916    2,589.28     173.96
        9208    30267537   PRINTER, LASERJET                    HP         HP33440A        52509XX01916    1,657.00        .00
        9208    30267538   SCOPE, DIGITAL                       TEKTRONIX  2430A           52509XX01916    7,703.32     517.40


EPS128     NOV. 02, 1995            REPORT: RECON95

                                       BUILDING INVENTORY DETAIL REPORT FOR PERSONAL PROPERTY                                   PAGE

  95710                      oooo NOTE: UPDATE & RETURN TO CAPITAL ASSET ACCOUNTING AT M/S: 80-HF oooo

ORGN    INV.    PROPERTY   PNDESC                                 MANFTR     MODEL       LOCATION            COST    BOOK    CHANGES
        DATE       #                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
95710   9208    32001857   MICROSCOPE METALLURGICAL               OLYMPUS    095343        52509XX01916   24,834.10   8,035.00
        9208    32005859   CAMERA COLOR                           COHU       4815-500/0400 52509XX01916    2,276.50     553.30
        9208    32001681   MONITOR COLOR                          SONY       13"           52509XX01916    1,300.00     315.96
        9208    32002488   SYSTEM PLASMA CLEANING                 YIELD ENG  CLF-500       52509XX01916   17,800.00   4,326.05
        9208    32002489   INPUT GAS                              YIELD ENG  YES-R3        52509XX01916    1,200.00     291.64
        9208    32002490   PUMP VACUUM                            YIELD ENG  2008A         52509XX01916    3,130.00     760.74
        9208    32002541   INJECTOR DICING FLUID                  DICING TEC DFI-201       52509XX01916    1,300.00     315.96
        9208    32002542   OVEN SIZE                              BLUE M     208S1ZEOVEN   52509XX01916    6,408.00   1,557.36
        9208    32002543   OVEN SIZE                              BLUE M     208S1ZEOVEN   52509XX01916    6,408.00   1,557.36
        9208    32002544   SYSTEM PRIME                           YIELD ENG  YES-3         52509XX01916   19,808.68   4,766.63
        9208    32002545   PUMP VACUUM                            YIELD ENG  2008A         52509XX01916    1,450.00     352.43
        9208    32002547   CHROMATOGRAPHY ADVANCED                DIONEX     NA            52509XX01916    5,462.00   1,327.50
        9208    32002548   PUMP GRADIENT                          DIONEX     NA            52509XX01916    9,750.00   2,369.59
        9208    30262570   SYSTEM DEMO                            DIONEX     45001         52509XX01916   51,667.00  12,556.88
        9208    30282577   CONTROLLER HI-LO PRESSURE              AMER GAS   EM-5000       52509XX01916   16,059.00   3,902.86
        9208    30262578   CONTROLLER PORT PURGE                  AMER GAS   CPU-5500      52509XX01916    4,500.00   1,093.70
        9208    30262579   CONTROLLER HI-LO PRESSURE              AMER GAS   EM-5000       52509XX01916   10,139.00   2,464.17
        9208    30262582   SINK ACID                              POLYTEC    NA            52509XX01916   10,360.00   2,517.88
        9208    30262583   SINK ACID                              POLYTEC    NA            52509XX01916   10,025.00   2,436.47
        9208    30262584   SINK ETCH                              POLYTEC    NA            52509XX01916   11,445.00   2,781.60
        9208    30262585   SINK SOLVENT                           POLYTEC    NA            52509XX01916   10,394.00   2,574.74
        9208    30262586   SINK SOLVENT                           POLYTEC    NA            52509XX01916   14,219.00   3,455.74
        9208    30262587   SINK SOLVENT                           POLYTEC    NA            52509XX01916   13,670.00   3,322.32
        9208    30262588   CONTROLLER HI-LO PRESSURE              AMER GAS   EM-5000       52509XX01916   10,089.00   2,452.00
        9208    30262589   PUMP GRADIENT                          DIONEX     NA            52509XX01916    9,150.00   2,369.59


EPS128     NOV. 02, 1995            REPORT: RECON95

                                       BUILDING INVENTORY DETAIL REPORT FOR PERSONAL PROPERTY                                   PAGE

  95710                      oooo NOTE: UPDATE & RETURN TO CAPITAL ASSET ACCOUNTING AT M/S: 80-HF oooo

ORGN    INV.    PROPERTY   PNDESC                                 MANFTR     MODEL       LOCATION            COST    BOOK    CHANGES
        DATE       #                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
95710   9208    32002590   DETECTOR CONDUCTIVITY                  DIONEX     NA          52509XX01916    4,950.00   1,203.03
        9208    32002607   STAGE HE SAMPLE                        WATERLOO   8001        52509XX01916   60,000.00  14,582.00
        9208    32002608   TABLE                                  NTA        1086        52509XX01916    2,054.25     499.33
        9208    32002609   TABLE                                  NTA        1086        52509XX01916    2,054.25     499.33
        9208    32002610   TABLE                                  NTA        1086        52509XX01916    2,054.25     499.33
        9208    32002611   TABLE                                  NTA        1086        52509XX01916    2,054.25     499.33
        9208    32002612   TABLE                                  NTA        1071        52509XX01916    1,350.00     328.11
        9208    32002613   TABLE                                  NTA        1071        52509XX01916    1,350.00     328.11
        9208    32002693   STATION GOLD PLATING                   ULTRA FAB  FAS-072     52509XX01916   13,050.65   3,171.78
        9208    32002694   MAPPING OPTION MEAS                    WATERLOO   EL 2        52509XX01916   13,000.00   3,159.50
        9208    32002695   CABINET                                VERSATILE  3'X5'X2'    52509XX01916    2,613.00     635.13
        9208    32002821   SYSTEM PHOTOLUMIN                      WATERLOO   SPM-200     52509XX01916  237,475.79  57,714.59
        9208    32002622   PRINTER COLOR                          TOYO       TPG-4300    52509XX01916   15,729.96   3,822.95
        9208    32002963   ROOM CLEAN                             THERMA     CLASS 10    52509XX01916  991,046.36 240,857.80
        9208    32002968   SYSTEM WATER DEIONIZED                 THORTON    NA          52509XX01916   20,000.00   4,860.70
        9208    32002967   GENERATOR                              TRACETEK   NA          52509XX01916   40,000.00   9,721.40
        9208    32005555   PHOTODETECTOR                          HAMAMATSU  R132BU-01   52509XX01916    1,876.91     456.17
        9208    32006550   ANALYZER SIGNAL                        TEKTRONIX              52509XX01916   22,648.00   5,504.29
        9208    32005557   HEAD SAMPLING                          TEKTRONIX  SD24        52509XX01916    4,725.00   1,148.41
        9208    32005558   HEAD SAMPLING                          TEKTRONIX  SD24        52509XX01916    4,725.00   1,148.41
        9208    32005559   HEAD SAMPLING                          TEKTRONIX  SD24        52509XX01916    5,258.38   1,280.48
        9208    32005560   HEAD SAMPLING                          TEKTRONIX  SD24        52509XX01916    5,258.38   1,280.48
        9208    32005561   CAMERA                                 PEARPOINT  ICCC525     52509XX01916   16,313.50   6,079.55
        9208    32005562   SYS IMAGE ENHANC MEMORY                HAMMATSU   DVS-3000    52509XX01916   15,870.00   5,914.30

EPS128     NOV. 02, 1995            REPORT: RECON95

                                       BUILDING INVENTORY DETAIL REPORT FOR PERSONAL PROPERTY                                   PAGE

  95710                      oooo NOTE: UPDATE & RETURN TO CAPITAL ASSET ACCOUNTING AT M/S: 80-HF oooo

ORGN    INV.    PROPERTY   PNDESC                                 MANFTR     MODEL       LOCATION            COST    BOOK    CHANGES
        DATE       #                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
95710   9304    32008100   UV SOURCE                              CANON      501         52509XX01916   14,000.00   5,217.40
        9304    32008291   TABLE LAB                              NIA INDST. 1079C1      52509XX01916    2,590.00     965.30
        9304    32008292   RADIOMETER                             MIMIR INST 120         52509XX01916    1,962.87     731.54
        9304    32008865   PRINTER                                MITSUBISHI CP11OU      52509XX01916    2,569.32     870.71
        9305    32005198   LENS 105MM                             NIKON      UV NIKKOR   52509XX01916    2,657.57   1,405.66
        9305    32007041   MICROSCOPE                             SCIENTIFIC SZ11        52509XX01916    4,507.80   1,680.00
        9308    32001658   MICORSCOPE METALLURGICAL               OLYMPUS    095343      52509XX01916   19,633.89   4,771.58
        9308    32002961   SPINNER MANUAL                         SOLITEC    SAS 5110    52509XX01916   25,133.66   6,108.41
        9308    32002962   SPINNER MANUAL                         SOLITEC    SAS 5110    52509XX01916   25,133.66   6,108.41
        9308    32002964   SYSTEM IOCLEAN                         SIMCO      4102098     52509XX01916    2,128.36     517.27
        9308    32002965   SYSTEM IOCLEAN                         SIMCO      4102098     52509XX01916    2,128.36     517.27
        9308    32007043   CONTROLLER                             VAT        PM-5        52509XX01916    2,730.51   1,107.65
        9308    32007044   PUMP COMPOUND MOLECULAR                OSAKA      TC1300BS    52509XX01916   10,788.00   6,248.91
        9308    32007045   POWER SUPPLY                           OSAKA      TC1300      52509XX01916    2,500.00     931.70
        9309    32008380   FUME HOOD 6'                           ULTRA FAB  FXH-072     52509XX01916   14,875.00   7,885.33
N      95710                                                                                         3,663,641.32 806,441.92